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$800,000                                                       November 11, 1996

Ninety-two (92) days after date I promise to pay to the order of Shorewood Packaging Corporation Eight Hundred Thousand and 00/100 dollars payable at 277 Park Avenue, New York, New York 10172.
Value received with interest at 6.5 percent per annum.


Due February 11, 1997                                 /s/ Marc P. Shore
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                                                      Marc P. Shore